Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of O2 Secure Wireless, Inc., a Georgia corporation (the “Company”), do hereby certify, to the best of their knowledge, that:

1.         The Amendment No. 1 to Annual Report on Form 10-KSB for the period ending September 30, 2006 (the “Report”) of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ T. Scott Conley
T. Scott Conley, Chief Executive Officer

Date: February 13, 2007

/s/ India Creery
India Creery, Interim Chief Financial Officer

Date: February 13, 2007